Exhibit 10.32
CHYRON CORPORATION
KEY MANAGEMENT MEDIUM-TERM INCENTIVE PLAN
RESTRICTED STOCK UNIT AWARD CANCELLATION AGREEMENT

This RESTRICTED STOCK UNIT AWARD CANCELLATION AGREEMENT (this “Agreement”) is entered into as of this 30th day of December, 2011, between Chyron Corporation, a New York corporation (the “Company”), and the undersigned holder (the “Holder”) of a Restricted Stock Unit Award issued under the Chyron Corporation 2008 Long Term Incentive Plan, as amended on May 19, 2010 (the “Plan”), and pursuant to the Chyron Corporation Key Management Medium-Term Incentive Plan program for the number of units set forth on Annex A hereto (the “Units”) denominated in shares of the Company’s common stock, $0.01 par value, of the Company (“Company Common Stock”).

WHEREAS, the Company and the Holder desire to enter into this Agreement to provide for the cancellation of the Units.

NOW THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Holder hereby agrees as follows:

1. The Holder is the holder of the Units set forth on Annex A hereto.  All of the Units are unearned and unvested as of the date hereof.

2. Notwithstanding anything to the contrary contained in the agreement evidencing the Units (the “Restricted Stock Unit Award Agreement”) or the Plan as of the date hereof all of the Units held by the Holder and set forth on Annex A hereto will be deemed cancelled and will no longer be issuable for shares of Company Common Stock, any other securities of the Company or other consideration and (b) the Restricted Stock Unit Award Agreement and any other agreements or instruments evidencing such Units, whether or not returned to the Company for cancellation, shall be of no further force or effect.

3. The Holder (a) has not sold, assigned, pledged, transferred, encumbered, endorsed in blank to anyone, delivered to anyone, hypothecated or otherwise disposed of the Units or any interest represented thereby, or signed any power of attorney or other authorization with respect to the Units and (b) does not know of any person, firm, corporation, agency or government who has, or has asserted, any right, title, claim, equity or interest in, to or respecting the Units or any of the shares of Company Common Stock represented thereby.

4. The Holder hereby confirms that he (a) is not entitled to, nor has he been promised, any future consideration for the cancellation of the Units and (b) has not been provided any assurance that he will receive the same number of, or any, future equity awards as a result of the cancellation of the Units.

5. The Holder hereby fully, forever, irrevocably and unconditionally releases, remises and discharges the Company, and its past, current or future officers, directors, stockholders, corporate affiliates, subsidiaries, parent companies, agents and employees (the “Released Parties”) from any and all claims, charges, complaints, demands, actions, causes of action, suits, rights, debts, sums of money, costs, accounts, reckonings, covenants, contracts, agreements, promises, doings, omissions, damages, executions, obligations, liabilities and expenses (including attorneys’ fees and costs), of every kind and nature which he or she ever had or now has against the Released Parties arising out of the issuance of the Units.

6. The Holder shall execute and deliver such further instruments of conveyance, assignment or other documents reasonably requested by the Company to cancel the Units and all rights of the Holder thereunder.

7. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect.  This Agreement may be executed in one or more counterparts and may not be changed except in a writing signed by the person against whose interest such change shall operate.  This Agreement shall be governed by and construed under the laws of the State of New York without regard to the principles of conflicts of law thereof.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement as of this 30th day of December, 2011.

HOLDER:

______________________________
(signature)

______________________________
(print name)

Address: ______________________

______________________________

Acknowledged this ____ day of ___________, 2011.

CHYRON CORPORATION

By:           ________________________________

Name:

Title:

ANNEX A
SCHEDULE OF OUTSTANDING UNITS TO BE CANCELLED

Name	Grant Date	Number of Units